UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 9, 2004
                Date of report (Date of earliest event reported)

                          TOOTSIE ROLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its charter)

                           --------------------------

         VIRGINIA                    001-01361                   22-1318955
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

            7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS       60629
              (Address of Principal Executive Offices)     (Zip Code)

                                  773-838-3400
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [__]  Written communications pursuant to Rule 425 under the Securities Act
              (17 CFR 230.425)

     [__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

     [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 9, 2004, Tootsie Roll Industries, Inc. issued a press release (the "release") announcing its results of operations and financial condition for the third quarter ended October 2, 2004. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in the release and in this Item 2.02 is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) THE FOLLOWING EXHIBIT IS FURNISHED WITH THIS REPORT:

Exhibit 99.1 Press Release of Tootsie Roll Industries, Inc., dated November 9, 2004.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


November 12, 2004           TOOTSIE ROLL INDUSTRIES, INC.

                            By:  /s/ G. HOWARD EMBER, JR.
                                 ------------------------
                                 G. Howard Ember, Jr.
                                 Vice President/Finance and
                                 Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.             DESCRIPTION
-----------             -----------

99.1 Press Release of Tootsie Roll Industries, Inc., dated November 9,2004.